WARNING: THE EDGAR SYSTEM ENCOUNTERED ERROR(S) WHILE PROCESSING THIS SCHEDULE.


<ARTICLE>                9
<LEGEND>
This schedule  contains summary  financial  information  extracted from the Form
10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997 and is qualified in its entirety by reference to such  financial  statements and accompanying disclosures.
 </LEGEND>

